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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



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                                    FORM 8-K
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                                 Current Report

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



              (Date of earliest event reported): December 16, 1999




                           DALEEN TECHNOLOGIES, INC.
                (Exact name of Company specified in its charter)



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
          DELAWARE                                0-27491                             65-0944514
(State or other jurisdiction of         (Commission File Number)           (I.R.S. Employer Identification No.)
incorporation or organization)


                              902 CLINT MOORE ROAD
                               BOCA RATON, FLORIDA                                         33487
                    (Address of principal executive offices)                             (Zip Code)
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                                 (561) 999-8000
               (Company's telephone number, including area code)



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ITEM 2 - ACQUISITION OF ASSETS.

         Effective December 16, 1999, Daleen Technologies, Inc. (the "Company") acquired all of the issued and outstanding capital shares of Inlogic Software Inc., a Nova Scotia corporation ("Inlogic"). The Company acquired the capital shares of Inlogic in exchange for an aggregate of 2,160,239 exchangeable shares (the "Exchangeable Shares") and 57,435 shares of the Company's Common Stock. The Exchangeable Shares were issued by Daleen Canada Corporation, a wholly-owned subsidiary of the Company, but are exchangeable at any time into shares of the Company's Common Stock on a one-for-one basis. The Company also has issued, or will issue, options to acquire an aggregate of 167,326 shares of the Company's Common Stock in exchange for all of the outstanding options to acquire capital shares of Inlogic. The terms of the transaction are set forth in a Share Purchase Agreement as well as certain other transaction documents which are filed as Exhibits to this Report. The terms of the transaction were determined through arms-length negotiations between the parties. The transaction will be accounted for as a purchase transaction. Additionally, the Company has agreed to cause Mohammad Aamir, the President and Chief Executive Officer of Inlogic, to be elected as a director of the Company.

Prior to the closing of the transaction, the board of directors of Inlogic declared a cash dividend (the "Inlogic Dividend") payable on or about January 4, 2000 to the shareholders of Inlogic of record prior to the closing (the "Inlogic Shareholders"). The Inlogic Dividend amount is to be equal to (i) Inlogic's cash and accounts receivable as of the December 16, 1999, less (ii) all debts, accounts payable, severance to certain employees of Inlogic, accrued payroll for periods on or prior to the December 16, 1999, travel expenses payable by Inlogic for periods prior to December 16, 1999, taxes accrued through December 16, 1999, all bonuses and commissions payable by Inlogic to its employees and independent contractors for calendar year 1999, amounts payable or anticipated to be payable (including attorney fees) in connection with the resolution of certain Inlogic litigation matters, and the amount of cash contributed to the Atevent.com Inc. (described below). It currently is estimated that the Inlogic Dividend will be in the range of approximately $4.0 million to $4.5 million. The Inlogic Dividend will be paid out of Inlogic's remaining working capital.

         Pursuant to the Share Purchase Agreement, an aggregate of 348,485 of the Exchangeable Shares and 9,265 of the shares of Common Stock issued in the transaction were, and 15% of the Inlogic Dividend will be, placed in an Indemnity Escrow account for the purpose of providing a source of payment in the event of a breach of certain terms of the Share Purchase Agreement by the Inlogic Shareholders for which the Company is entitled to indemnification. Subject to claims the Company may in the future make against the Indemnity Escrow account, the balance of the Exchangeable Shares, Common Stock and cash held in the Indemnity Escrow account will be released from escrow and distributed to the Inlogic Shareholders on June 16, 2001 (18 months after the closing).



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         Pursuant to the Share Purchase Agreement, an aggregate of 661,242
Exchangeable Shares and 33,812 shares of Common Stock issued in the transaction were placed in an Employee/Shareholder Escrow account. The Exchangeable Shares and the Company Common Stock placed in the Employee/Shareholder Escrow account consist of a portion of the shares issued in the transaction to the Inlogic Shareholders who also are employees of Inlogic (the "Employee Shareholders"). The shares held in the Employee/Shareholder Escrow account will be released to the respective Employee Shareholders as follows: (i) 41.67% of the escrowed shares will be released on June 16, 2000; (ii) 41.67% of the escrowed shares will be released on December 16, 2000; and (iii) the balance of the escrowed shares will be released on June 16, 2001. In the event an Employee Shareholder is terminated by Inlogic "for cause" (as defined under the terms of his or her employment agreement) or resigns from his or her employment with Inlogic, that Employee Shareholder shall forfeit his or her escrowed shares (to the extent not previously released from escrow) and those shares will be reallocated among the remaining Employee Shareholders on a pro rata basis. In the event that Inlogic materially breaches and fails to cure the terms of the employment agreement of an Employee Shareholder, all of such Employee Shareholder's escrowed shares will be released from the Employee/Shareholder Escrow account and delivered to the appropriate Employee Shareholder. Separately, in the event Inlogic terminates Mohammad Aamir "for cause" under his employment agreement or he resigns his employment with Inlogic, (i) 50% of his escrowed shares then held in the Employee/Shareholder Escrow account will be forfeited and returned to the Company and (ii) the remaining 50% of Mr. Aamir's escrowed shares will be transferred to a charitable organization designated jointly by Mr. Aamir and the Company.

         In addition to its primary eBusiness suite of products, Inlogic developed an early stage special events planning and invitation service known as "Atevent.com." Pursuant to the Share Purchase Agreement and due, in part, to the fact that the Atevent.com business is not part of the Company's or Inlogic's core business or strategic plan, Inlogic contributed all the assets of Inlogic used by Inlogic solely in connection with the Atevent.com business to Atevent.com Inc. in exchange for all of the capital shares of Atevent.com Inc. Immediately thereafter, Inlogic distributed 80.1% of the capital shares of Atevent.com Inc. to the Inlogic Shareholders. Inlogic continues to own 19.9% of the outstanding capital shares of Atevent.com Inc., has the right to elect at least one director and also has certain preemptive rights to acquire additional capital shares of Atevent.com Inc. Prior to the closing, Inlogic also agreed to loan $200,000 Cdn. to Atevent.com Inc. to provide working capital. The Inlogic Dividend has been reduced by the amount of this loan.

         Pursuant to the Purchase Agreement, Daleen and the Inlogic Shareholders entered into a Registration Rights Agreement that grants the Inlogic Shareholders the right to register their shares of the Company's Common Stock in the event the Company files with the SEC a registration statement under the Securities Act of 1933, as amended. These "piggyback" registration rights are subject to certain customary restrictions and limitations.



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         Inlogic provides eBusiness software solutions for customer and partner relationship management, including Web-enabled customer self-care and electronic bill presentment and payment (EBPP), as well as business-to-business gateway solutions that support streamlined workflows and automated processes between trading partners.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Pursuant to Item 7(a)(4) of Form 8-K, the financial statements of Inlogic Software Inc. required by this Item will be filed by amendment on or before February 29, 2000.

(b)      Pro Forma Financial Information.

         Pursuant to Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment on or before February 29, 2000.

(c)      Exhibits

         The following Exhibits are filed herewith:

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2.1      Share Purchase Agreement dated December 16, 1999, between the
         Registrant, Daleen Canada Corporation, Inlogic Software Inc., the shareholders of Inlogic Software Inc., and Atevent.com Inc.

10.1 Indemnity Escrow Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Inlogic Software Inc., the shareholders of Inlogic Software Inc., and Montreal Trust Company of Canada, as escrow agent.

10.2 Employee/Shareholder Escrow Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Inlogic Software Inc., the employee shareholders of Inlogic Software Inc., and Montreal Trust Company of Canada, as escrow agent.

10.3 Support Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Daleen Callco Corporation, and the shareholders of Inlogic Software Inc.

10.4 Exchange Trust Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Daleen Callco Corporation, the shareholders of Inlogic Software Inc., and Montreal Trust Company of Canada, as trustee.

10.5 Registration Rights Agreement dated December 16, 1999, between the Registrant and the shareholders of Inlogic Software Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DALEEN TECHNOLOGIES, INC.



                                   By: /s/ Stephen M. Wagman
                                       ----------------------------------------
                                       Stephen M. Wagman,
                                       Executive Vice-President,
                                       Corporate Development and Secretary

Dated:  December 30, 1999



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                           EXHIBIT INDEX


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Exhibit                                                                                   Page
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
         The following Exhibits are filed herewith:

2.1 Share Purchase Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Inlogic Software Inc., the shareholders of Inlogic Software Inc., and Atevent.com Inc.

10.1 Indemnity Escrow Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Inlogic Software Inc., the shareholders of Inlogic Software Inc., and Montreal Trust Company of Canada, as escrow agent.

10.2 Employee/Shareholder Escrow Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Inlogic Software Inc., the employee shareholders of Inlogic Software Inc., and Montreal Trust Company of Canada, as escrow agent.

10.3 Support Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Daleen Callco Corporation, and the shareholders of Inlogic Software Inc.

10.4 Exchange Trust Agreement dated December 16, 1999, between the Registrant, Daleen Canada Corporation, Daleen Callco Corporation, the shareholders of Inlogic Software Inc., and Montreal Trust Company of Canada, as trustee.

10.5 Registration Rights Agreement dated December 16, 1999, between the Registrant and the shareholders of Inlogic Software Inc.
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